Exhibit (5)(a)

CERTIFICATE NUMBER  WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY  APPLICATION FOR
                           A Fraternal Benefit Society          VARIABLE ANNUITY
                                 OMAHA, NEBRASKA                 AND MEMBERSHIP

1 PROPOSED ANNUITANT (UNLESS ANOTHER OWNER IS DESIGNATED, THE ANNUITANT WILL BE THE OWNER)

First        Middle Initial      Last      Suffix         Social Security Number

-----------------------------------------------------     ----------------------
Street Address (Residence of Proposed Annuitant)               Apt./Unit #

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City                               State                    Zip

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Mailing Address if Different from Residence (If Rural Route give Box Number)

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Sex Date of Birth (MM/DD/YY)   E-mail Address   Telephone Number  Day (    )
                                                                  Eve (    )

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2  LODGE MEMBERSHIP

A. o  New Member
B. o  Current Member - No Lodge Change
C. o  Current Member - New Lodge Number ----- State -----
      (Do Not Transfer Existing Certificates)
D. o  Current Member - New Lodge Number ----- State -----
      (Transfer All Existing Certificates)

3  PROPOSED ADULT APPLICANT (COMPLETE ONLY IF PROPOSED ANNUITANT IS AGE 0-15)

First        Middle Initial      Last      Suffix         Social Security Number

-----------------------------------------------------     ----------------------
Street Address (Residence of Proposed Annuitant)               Apt./Unit #

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City                               State                    Zip

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Mailing Address if Different from Residence   Relationship to Proposed Annuitant
(If Rural Route give Box Number)

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Sex Date of Birth (MM/DD/YY)   E-mail Address   Telephone Number  Day (    )
                                                                  Eve (    )

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OWNERSHIP TYPE (CHOOSE ONE)
o PROPOSED ADULT APPLICANT IS CONTROLLER - The youth annuitant will be the owner of the certificate. The adult applicant will retain control over the certificate until the youth annuitant reaches the age of majority. The applicant controller can exercise all rights in the certificate, except for the right of assignment on behalf of the youth annuitant until the youth annuitant reaches the age of majority.
o PROPOSED ADULT APPLICANT IS CONTROLLER (Only for Basic plan type) - The adult applicant will be the owner of the certificate. The adult applicant will have the right to exercise all rights in the certificate.

4  PLAN TYPE (CHOOSE ONLY ONE PLAN TYPE)
o BASIC   o IRA   o ROTH IRA   o *<F6> SEP   o *<F6> SIMPLE   o *<F6> 403(B)
*<F6> If this is a Simplified Employee Pension (SEP), Simplified Incentive Match Plan for Employees (SIMPLE), Tax Sheltered Annuity (403(b)) or Payroll Deduction, enter the Employer's name and address.

Employer Name                                     Group Number
             ----------------------------------               ------------------
Employer Address
                ----------------------------------------------------------------

                      THIS SPACE FOR HOME OFFICE USE ONLY

5  PROPOSED OWNER (COMPLETE ONLY IF OTHER THAN PROPOSED ANNUITANT.
   NOT APPLICABLE FOR PROPOSED ANNUITANT AGE 0-15.  ONLY FOR BASIC PLAN TYPE.)

Name      o Individual     o Trust             Social Security Number/Tax ID No.
          o Corporation    o Partnership

---------------------------------------------  ---------------------------------
Street Address                                 State & Date of Trust/
(Residence of Individual)      Apt./Unit #             Corporation/Partnership

---------------------------------------------  -----   -------------------------
                                                       Mo.       Day      Year

City                               State                    Zip

--------------------------------------------------------------------------------
Mailing Address if Different from Street Address              Relationship to
(If Rural Route give Box Number)                              Proposed Annuitant

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Sex   Date of Birth (MM/DD/YY)    E-mail Address    Telephone Number  Day (    )
                                                                      Eve (    )

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6  PROPOSED JOINT OWNER (COMPLETE ONLY IF OTHER THAN PROPOSED ANNUITANT.  NOT
   APPLICABLE FOR PROPOSED ANNUITANT AGE 0-15.  ONLY FOR BASIC PLAN TYPE.)

Name           o Individual    o Trust
               o Corporation   o Partnership   Social Security Number/Tax ID No.

--------------------------------------------   ---------------------------------
Street Address                                 State & Date of Trust/
(Residence of Individual)      Apt./Unit #             Corporation/Partnership

---------------------------------------------  -----   -------------------------
                                                       Mo.       Day      Year

City                               State                    Zip

--------------------------------------------------------------------------------
Mailing Address if Different from Street Address              Relationship to
(If Rural Route give Box Number)                              Proposed Annuitant

--------------------------------------------------------------------------------
Sex   Date of Birth (MM/DD/YY)    E-mail Address    Telephone Number  Day (    )
                                                                      Eve (    )

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7  BENEFICIARY

   PRIMARY BENEFICIARY       Address    Social Security No.   Relationship   Age
--------------------------------------------------------------------------------

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   ALTERNATE BENEFICIARY     Address    Social Security No.   Relationship   Age
--------------------------------------------------------------------------------

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Benefits, when  paid to  all surviving  primary beneficiaries,  are paid equally in one sum, unless otherwise stated in writing. If there are no surviving primary beneficiaries, benefits are paid equally in one sum to all surviving alternate beneficiaries unless otherwise stated in writing. The beneficiary will have the right to change the method by which benefits are paid after the death of the annuitant or any owner, unless otherwise stated in writing.

8  OTHER INSURANCE/REPLACEMENT
A. Do you have any existing life insurance or annuity contracts?   o  Yes  o  No
B. Has or will any existing life, health or annuity contracts be
   replaced or changed if the proposed certificate is issued?      o  Yes  o  No
C. Will proposed certificate be financed by loans from any
   other certificate or policy?                                    o  Yes  o  No

If A, B or C is answered "Yes", submit replacement forms, if applicable and provide:

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POLICY NUMBER            COMPANY NAME                  ADDRESS/CITY/STATE/ZIP

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POLICY NUMBER            COMPANY NAME                  ADDRESS/CITY/STATE/ZIP

9  FUTURE PREMIUM/BILLING

Indicate ANNUAL Planned Premium Amount Excluding fraternal dues $
         ------                        ---------                 ---------------
               BILLING MODE:  (CHOOSE ONE)                       FREQUENCY
O New Pre-Authorized Collection         O Direct Bill            O Annually
  (P.A.C.) plan (ENCLOSE FORM 98-D
  AND VOID CHECK OR DEPOSIT SLIP)       O Group Bill*            O Semi-annually
O Add to present P.A.C. plan (LIST ONE
  CERTIFICATE NUMBER CURRENTLY BEING    O Society Employee       O Quarterly
  PAID ON PLAN)                           Payroll Deduction*<F7>
  CERTIFICATE NO.                       O Government Allotment   O PAC
  Date of PAC draw   1st o     15th o     (MILITARY)*<F6>
  Payor's Name:
               ----------------------   *<F7>(ENCLOSE PROPER    O Do Not Send
  Bank Acct. No.:                            AUTHORIZATIONS)      Future Billing
                 --------------------
  (ENCLOSE NEW 98-D IF PAYOR DIFFERENT
  THAN APPLICANT)

10 PAYMENT METHOD

o 1. Check     o 2. Refunds on Deposit     o 3. Cash Surrender Value from
                                                Certificate Number
                                                                  --------------
o 4. Money coming from:  o Rollover  o Direct Transfer  o Direct Rollover
                         o Roth IRA Conversion  o 1035 Exchange to Basic
o 5. No premium deposit has been paid (403(b) and SIMPLE Only)


     Amount collected:   $-----------  premium and $------------ fraternal dues

IF 1, 2 OR 3 IS SELECTED, DETACH AND GIVE RECEIPT. IF 2, 3, OF 4 IS SELECTED, SUBMIT PROPER AUTHORIZATION.

P.A.C. or payroll deduction authorizations are not premium deposits for receipt purposes.

Complete if applying for an IRA or a Roth IRA before April 15 or tax filing cutoff:

THE CONTRIBUTION IS FOR TAXABLE YEAR ENDING --------------------
                                                   (year)

11  IMPORTANT NOTICE - PLEASE READ CAREFULLY

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer and submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

FOR RESIDENTS OF COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory agencies.

FOR RESIDENTS OF DISTRICT OF COLUMBIA: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR RESIDENTS OF FLORIDA: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

FOR RESIDENTS OF LOUISIANA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR RESIDENTS OF MAINE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

FOR RESIDENTS OF NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR RESIDENTS OF NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

FOR RESIDENTS OF NEW YORK AND VIRGINIA: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer and submits an application or files a claim containing a false or deceptive statement may have violated state law.

FOR RESIDENTS OF OREGON: Any person who knowingly and with intent to defraud or solicit another to defraud an insurer: (1) by submitting an application, or
(2) by filing a claim containing a false statement as to any material fact, may be violating state law.

FOR RESIDENTS OF PENNSYLVANIA: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FOR RESIDENTS OF TENNESSEE: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

12 ACKNOWLEDGEMENT AND AGREEMENT

The following statements must be read by or to the proposed annuitant and any proposed owner(s) or the proposed adult applicant:

I have read this application. I represent that each of the answers and the information given therein is full, complete and true, with the understanding that they shall be considered as representations and not warranties.

I ACKNOWLEDGE RECEIPT OF A CURRENT VARIABLE ANNUITY PROSPECTUS. I UNDERSTAND THAT ALL VALUES, INCLUDING BENEFITS AT DEATH, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I agree as follows:

1. Notice to or knowledge of any field representative as to information which relates to the annuitant will not be notice to Woodmen of the World Life Insurance Society (Woodmen) unless it is in writing in this application.

2. Field Representatives do not have authority (a) to change any terms of this application; (b) to make a contract for Woodmen; (c) to waive any rights or requirements of Woodmen. I understand that oral statements between the Field Representative and myself regarding such matters of limited authority are not binding on Woodmen unless accepted by Woodmen in writing.

3.To be bound by the terms of this application and the certificate for which I am applying. I also agree to be bound by all obligations of membership as set forth in Woodmen's Articles of Incorporation and its Constitution and Laws and acknowledge Woodmen's common bond and purpose.

CERTIFICATION INSTRUCTIONS - You must cross out the language in item (2) within this box if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on a tax return. Under penalties of perjury, I, the undersigned, certify (1) the number(s) shown on this application represents my correct Taxpayer Identification Number (TIN) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien). In the event an adult applies on behalf of a proposed youth annuitant (age 0-15), the above statements apply to the proposed youth annuitant and to his or her TIN. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


Signed at                                           Dated
         -----------------------------------        ----------------------------
             City             State

--------------------------------------    --------------------------------------
    Signature of Proposed Annuitant        Signature of Proposed Joint Owner &
   (Parent or Guardian if age 0-15)       Title if Trust/Corporation/Partnership

--------------------------------------    --------------------------------------
    Signature of Proposed Owner if not       Signature of Field Representative
      Proposed Annuitant & Title if
      Trust/Corporation/Partnership       --------------------------------------
                   or                         Additional Witness if Required
   Signature of Adult Applicant if not
Parent or Guardian of Proposed Annuitant

13 FIELD REPRESENTATIVE'S CERTIFICATION

1. Were you present when the application was signed?  (If No,
   submit a written explanation with the application.)            o Yes     o No
2. Do you have knowledge or reason to believe that replacement of existing insurance or annuities was or may be involved?
   (If YES, submit replacement forms, if applicable)              o Yes     o No

   --------------------------------     -----------   --------------------------
   Field Representative's Signature       FR Code       Field Representative's
                                                            Name Printed

14 SPLIT COMMISSION (COMPLETE ONLY FOR SPLIT COMMISSION CASES)

Primary (writing) FR Code                %  Secondary FR Code                  %
                          --------- -----                    ------------ -----


-----------------------------------------   ------------------------------------
   Signature Primary (writing) Field            Signature Secondary Field
            Representative                           Representative

                  WOODMEN OF THE WORLD LIFE INSURANCE SOCIETY
                    1700 FARNAM STREET       OMAHA, NEBRASKA 68102

                                    RECEIPT

                   DETACH AND DELIVER WHEN PAYMENT IS MADE AT
                    THE SAME TIME THE APPLICATION IS SIGNED

In consideration of the payment made and of the statements in this application:
Woodmen agrees that the benefit applied for shall be in effect from the date the application is approved. This receipt shall not be valid unless signed by an authorized field representative of Woodmen.

Date                               State
    ----------------------------        ----------------------------------------

Received from
             -------------------------------------------------------------------

Amount collected $                  premium and $                 fraternal dues
                  -----------------              ----------------

O To be funded by Woodmen Certificate Number(s)
                                               ---------------------------------
  (TO BE COMPLETED ONLY IF BEING FUNDED BY REFUNDS
  ON DEPOSIT OR CASH SURRENDER VALUE)

                                                          , Field Representative
                       -----------------------------------

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY - DO NOT MAKE CHECK PAYABLE TO THE FIELD REPRESENTATIVE OR LEAVE THE PAYEE BLANK.

o  WOODMEN OF THE WORLD LIFE INSURANCE    PROPOSED
   SOCIETY                                ANNUITANT---------  ----   -----------
o  OMAHA WOODMEN LIFE INSURANCE SOCIETY              First     MI        Last
   A Fraternal Benefit Society
   OMAHA, NEBRASKA                        --------------------------------------
                                            Date of Birth    Social Security No.

                   ANNUITY                --------------------------------------
           SUPPLEMENTARY STATEMENT                     Certificate No.
          RETURN TO ANNUITY SECTION

1 NAME

The name provide on the application and the signature differ. Please PRINT your correct full name.

--------------------------------------------------------------------------------
First                              Middle                             Last

2 OWNERSHIP TYPE (CHOOSE ONE)

o PROPOSED ADULT APPLICANT IS CONTROLLER - The youth annuitant will be the owner of the certificate. The adult applicant will retain control over the certificate until the youth annuitant reaches the age of majority. The applicant controller can exercise all rights in the certificate, except for the right of assignment, on behalf of the youth annuitant until the youth annuitant reaches the age of majority.

o PROPOSED ADULT APPLICANT IS OWNER (Only for Basic plan type) - The adult applicant will be the owner of the certificate. The adult applicant will have the right to exercise all rights in the certificate.

3 PLAN TYPE (CHOOSE ONLY ONE PLAY TYPE)


o BASIC    o IRA    o ROTH IRA    o *<F8>SEP    o *<F8>SIMPLE    o *<F8>403(B)

*<F8> If this is a Simplified Employee Pension (SEP), Simplified Incentive Match
      Plan for Employees (SIMPLE), Tax Sheltered Annuity (403(b)) or Payroll Deduction, enter the Employer's name and address.

Employer Name                                           Group Number
             ------------------------------------------             ------------

Employer Address
                ----------------------------------------------------------------

--------------------------------------------------------------------------------

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4 OTHER INSURANCE/REPLACEMENT


A. Do you have any existing life insurance or annuity contracts?    o Yes   o No
B. Has or will any existing life, health or annuity contracts
   be replaced or changed if the proposed certificate is issued?    o Yes   o No
C. Will proposed certificate be financed by loans from any other
   certificate or policy?                                           o Yes   o No
If A, B or C is answered "YES", submit replacement forms, if applicable and provide:

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POLICY NUMBER            COMPANY NAME                  ADDRESS/CITY/STATE/ZIP

--------------------------------------------------------------------------------
POLICY NUMBER            COMPANY NAME                  ADDRESS/CITY/STATE/ZIP

5 FIELD REPRESENTATIVE'S CERTIFICATION


1. Were you present when the application was signed?
   (If No, submit a written explanation with the application.)      o Yes   o No
2. Do you have knowledge or reason to believe that replacement of existing insurance or annuities was or may be involved?
   (If YES, submit replacement forms, if applicable)                o Yes   o No


-----------------------------------   ------------   ---------------------------
  Field Representative's Signature       FR Code     Field Representative's Name
                                                              Printed

6 FUTURE PREMIUM/BILLING

Indicate ANNUAL Planned Premium Amount Excluding fraternal dues $
                                                                 ---------------

7 INTEREST ONLY PAYMENTS (NOT AVAILABLE ON ROTH IRA, EIA OR VARIABLE ANNUITY.)

NOTE:  IF UNDER AGE 59-1/2 THE IRS 10% PENALTY MAY APPLY.

I wish to have interest only payments from my deferred annuity sent to me:
   o  Monthly     o  Quarterly     o  Semi-annually     o  Annually

If Electronic Fund Transfer is desired, complete form 122 and enclose a void check or deposit slip.

8 BENEFICIARY

    PRIMARY                                Social
  BENEFICIARY           Address          Security No.     Relationship       Age

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   ALTERNATE                               Social
  BENEFICIARY           Address          Security No.     Relationship       Age

--------------------------------------------------------------------------------

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Benefits, when paid to  all surviving primary beneficiaries, are paid equally in one sum, unless otherwise stated in writing. If there are no surviving primary beneficiaries, benefits are paid equally in one sum to all surviving alternate beneficiaries unless otherwise stated in writing. The beneficiary will have the right to change the method by which benefits are paid after the death of the annuitant or any owner, unless otherwise stated in writing.

9 SOCIAL SECURITY CERTIFICATION

A. Adult (Ages 16 & up) - CERTIFICATION INSTRUCTIONS - You must cross out the language in item (2) below if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on a tax return. Under penalties of perjury, I, the undersigned, certify (1) the number shown below represents my correct Taxpayer Identification Number (TIN) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).
                                                            Social Security No.
  Signature                               Date
           -----------------------------      -----------   -------------------

B. Youth (Ages 0-15) - Certification Instructions-You must cross out the language in item (2) below if the child has been notified by the IRS that the child is currently subject to backup withholding because of underreporting interest or dividends on a tax return. Under penalties of perjury, I, the undersigned parent or legal guardian, certify (1) the number shown below represents the correct Taxpayer Identification Number (TIN) of the proposed youth annuitant AND (2) the same is not subject to backup withholding because:
(a) the child is exempt from backup withholding, or (b) the child has not been notified by the IRS that he/she is subject to backup withholding as a insult of a failure to report all interest or dividends, or (c) the IRS has notified the child that he/she is no longer subject to backup withholding, and (3) the child is a U.S. person (including a U.S. resident alien).
                                                             Social Security No.
Signature of Parent
or Legal Guardian                          Date
                 -----------------------       -----------   -------------------

Signed at                                       Dated
         ------------------------------------        ---------------------------
               City                 State

----------------------------------------  --------------------------------------
    Signature of Proposed Annuitant        Signature of Proposed Joint Owner &
   (Parent or Guardian if age 0-15)       Title if Trust/Corporation/Partnership

----------------------------------------  --------------------------------------
   Signature of Proposed Owner if not        Signature of Field Representative
      Proposed Annuitant & Title if
      Trust/Corporation/Partnership       --------------------------------------
                    or                         Additional Witness if Required
  Signature of Adult Applicant if not
         Parent or Guardian of
          Proposed Annuitant